Exhibit 10.23
FIRST AMENDMENT TO THE
FLOWSERVE CORPORATION OFFICER
CHANGE IN CONTROL SEVERANCE PLAN
     THIS FIRST AMENDMENT TO THE FLOWSERVE CORPORATION OFFICER CHANGE IN CONTROL SEVERANCE PLAN (this “Amendment”), dated as of January 1, 2011 is made and entered into by Flowserve Corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Flowserve Corporation Officer Change in Control Severance Plan, as amended and restated effective November 12, 2007 (the “Plan”) as amended from time to time.
RECITALS
     WHEREAS, pursuant to Section 9.03 of the Plan, the Company may, by action of the board of directors of the Company (the “Board”) or the Organization and Compensation Committee of the Company, amend the Plan at any time;
     WHEREAS, the Board has resolved to amend the Plan to eliminate gross-up payments under the Plan for individuals who become participants in the Plan on or after January 1, 2011, and has authorized the appropriate officers of the Company to take action to effect the Board’s intent.
     NOW, THEREFORE, in accordance with Article 9.03 of the Plan, the Company hereby amends the Plan as follows, effective as of January 1, 2011:
1. Section 6.01 of the Plan is hereby amended by deleting from the second sentence thereof the phrase “To the extent” and inserting in its place the phrase “Except as provided in Section 6.07, to the extent.”
2. Sections 6.03 and 6.04 of the Plan are each hereby amended by inserting at the beginning thereof the phrase “Except as provided in Section 6.07,”.
3. Article 6 of the Plan is hereby amended by inserting the following new Section 6.07:
          6.07 Notwithstanding anything to the contrary contained in this Article 6, no individual who becomes a Participant in the Plan on or after January 1, 2011 shall be eligible for any Gross-Up Payment or any additional payment pursuant to Section 6.04. Accordingly, with respect to an individual who becomes a Participant in the Plan on or after January 1, 2011, the amount of any Gross-Up Payment for purposes of this Article 6 shall be zero.
     4. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.
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     IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above, effective as of the date referred to herein.

FLOWSERVE CORPORATION

By:	/s/ Ronald F. Shuff
Its:	Senior Vice President, Secretary and General Counsel
Signature Page to First Amendment